UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):			February 19, 2024

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware		001-38214	31-1236686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR	GLEN ALLEN	VA	23060
(Address of principal executive offices)			(Zip code)

	(804)	273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note

As previously disclosed by Hamilton Beach Brands Holding Company (the “Company”) in its Current Report on Form 8-K filed on February 22, 2024 (the “Original Form 8-K”), the Board of Directors of the Company (the “Board”) appointed R. Scott Tidey as President of the Company. The sole purpose of this amendment is to include additional disclosure regarding the compensation of Mr. Tidey that has been determined subsequent to the time of the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2024, the Compensation and Human Capital Committee of the Board approved the following adjustments to Mr. Tidey’s compensation in connection with his service as President of the Company, retroactive to February 19, 2024:

•a base salary increase from the current annual rate of $543,896 to an annual rate of $625,480 per year, subject to applicable withholdings and payroll deductions;
•an increase in target short-term incentive compensation under the Company’s annual incentive compensation plan from a 2024 target award of $298,870 to a 2024 target award of $475,300 (which award, in general, can be earned from 0% to 150% of target); and
•an increase in target long-term incentive compensation under the Company’s long-term incentive compensation plan from a 2024 target award of $468,683 to a 2024 target award of $897,978 (which award, in general, can be earned from 0% to 150% of target and which target award amounts reflect a 15% increase to account for the immediately taxable nature of awards under the long-term incentive compensation plan).
The incentive amounts under the Company’s annual incentive compensation plan and long-term compensation plan will be determined on a pro-rated basis based on the original and new 2024 target award levels and the February 19, 2024 effective date of the new 2024 target award levels.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 26, 2024		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Lawrence K. Workman, Jr.
		Name:	Lawrence K. Workman, Jr.
		Title:	Senior Vice President, General Counsel and Secretary